UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On January 6, 2021, Petroteq Energy Inc. (the "Company") issued a news release announcing an amendment to the agreement it announced on December 28, 2020 with an arm's length lender in respect of a debenture issued by the Company to the lender on July 19, 2019 that matured on October 19, 2020, and a debenture issued by the Company to the lender on September 17, 2019 that matured on December 17, 2020.

Under the amended agreement (i) the lender will only be converting the interest under the debentures into shares (581,026) at a deemed price of US$0.039 per share, (ii) the lender will not be converting the principal (US$490,000) under the debentures into shares, and instead has agreed to extend the maturity date of each debenture by 12 months with the conversion price of such debentures being increased from US$0.037 to US$0.0475, and (iii) the Company will issue the lender 1,000,000 warrants exercisable for up to 1,000,000 common shares of the Company at US$0.0475 per share with 500,000 expiring on October 19, 2021 and 500,000 expiring on December 17, 2021.

The transactions are subject to all necessary approvals, including from the TSX Venture Exchange. The foregoing securities will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, the shares issuable pursuant to the shares for debt transaction and the warrants issuable pursuant to the debenture extensions will be subject to a Canadian four-month hold period.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated January 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: January 8, 2021	By: /s/Alex Blyumkin Alex Blyumkin Executive Chairman

_________